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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 21, 1998


                             CHOLESTECH CORPORATION
             (Exact name of registrant as specified in its charter)


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

         California                         000-20198                         94-3065493
(State or other jurisdiction of      (Commission File Number)        (I.R.S. Employer Identification
       incorporation)                                                            No.)
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                            3347 Investment Boulevard
                            Hayward, California 94545
                    (Address of principal executive offices)

                                 (510) 732-7200
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS

        On May 21, 1998, Cholestech Corporation issued a press release reporting that it has settled outstanding litigation with a former employee of the Company. The text of the press release is attached to this Report as Exhibit 99.1.


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c)  Exhibits:

             99.1  Press Release dated May 21, 1998.


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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               CHOLESTECH CORPORATION


Dated:  May 27, 1998                           By: /s/ Andrea J. Tiller
                                                   --------------------
                                                   Andrea J. Tiller
                                                   Vice President, Finance and
                                                   Chief Financial Officer


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                               INDEX TO EXHIBITS


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
EXHIBIT NO.          DESCRIPTION
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
99.1                 Press Release dated May 21, 1998.
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